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                            HHHP, INC.
                      A Florida Corporation
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February 1, 1999


MINDCORP, LLC
a Nevada Limited Liability Company

- and to -

MR. STEWART IRVINE
1324 25th Street
West Vancouver, British Columbia
V7V 4J3


Dear Sirs:

Re:	HHHP, INC. (the "Company")
-	Offer to Acquire 100% of MindCorp, LLC., a Nevada Limited
Liability Company ("MindCorp")
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We write to set out the offer of the Company to you, as the sole member of MindCorp (the "Member") to acquire all of the membership interest of MindCorp.

This offer is on the terms and is subject to the conditions set forth in this letter. If this offer is acceptable, we ask that you indicate your agreement by signing this letter where indicated below, completing the required information and returning an
executed copy to us.   This offer is open for acceptance until
12:00 p.m. (Pacific Time) on February 1, 1999 (the "Expiry Time"), at which time this offer will terminate unless extended in writing.

The Company's offer is as follows:

1. 	Offer to Purchase
      -----------------

The Company offers to purchase from the Member all of the membership interest of MindCorp (the "Membership Interest") on the terms and subject to the conditions set forth in this offer.

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                               -2-

2.	Payment for the Membership Interest
      -----------------------------------

Upon acceptance, the Company will issue to the Member 2,375,000 common shares of the Company (each a "Company Share" and together, the "Company Shares") in consideration for the Membership Interest.

The Member acknowledges and agrees that the Company Shares are being issued pursuant to available exemptions from the prospectus and registration requirements of each of the Securities Act (British Columbia) and the United States Securities Act of 1933.
 The Member agrees to abide by all applicable resale restrictions and hold periods imposed by such statutes.

All shares certificates representing the Company Shares will be endorsed with the following legend pursuant to the United States
Securities Act of 1933 and the British Columbia Securities Act:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE
BEING OFFERED AND SOLD ONLY TO ACCREDITED INVESTORS IN
RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION
REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE
REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED
UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE
PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH
REGISTRATION.  THE SECURITIES REPRESENTED BY THIS SHARE
CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE
TRADED IN BRITISH COLUMBIA UNTIL THE EXPIRY OF THE HOLD
PERIOD EXCEPT AS PERMITTED BY THE SECURITIES ACT BRITISH
COLUMBIA) AND THE REGULATIONS MADE UNDER THE ACT.

The Member acknowledges that the Company may issue prior to the Closing Date a total of up to 4,000,000 common shares at a price of
$0.08 per share for proceeds of $320,000 US.   The Member
acknowledges and agrees that the Company may issue prior to the Closing Date up to 680,000 common shares at a price of $1.00 US per share for proceeds of up to $680,000. The Member consents to these issuances of shares which may be completed prior to or after Closing, and agrees the Company has no obligation to complete these share issuances.

The Member consents to the change of the name of the Company from "HHHP, Inc." to WCollect.Com Corp.", which name change may be completed prior to the Closing Date.

3.	Closing Date
      ------------

The date of the closing of the purchase and sale of the Membership Interest will be the 16th day of February, 1999 (the "Closing
Date").

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                               -3-


4.	Representations and Warranties of MindCorp and the Member
      ---------------------------------------------------------

The Company's purchase will be based on the joint and several representations and warranties by MindCorp and the Member that:

(A)	MindCorp is a limited liability corporation duly
organized, validly existing and in good standing under the laws of the State of Nevada;

(B)	the Membership Interest is owned by the Member are owned
free and clear of all liens, charges, encumbrances and security interests;

(C)	the Member is the sole member of MindCorp.;

(D)	MindCorp has no indebtedness, debt or other liability to
the Member;

(E)	the Member is the sole officer and director of MindCorp;

(F)	no person has any option, warrant or other right to
acquire any membership interest in or assets of MindCorp;

(G)	MindCorp is the owner of all assets required for the
conduct of its business as disclosed in its financial statements, in its business plan and as represented to the Company. The Member is not the owner of any assets used by MindCorp in the conduct of its business or necessary for the completion of the business plan of MindCorp;

(H)	the liabilities and indebtedness of MindCorp do not
exceed the amount set forth in the Financial Statements and there will not be any increase in such liabilities prior to the Closing Date other than in the ordinary course of business;

(I)	all assets of MindCorp are owned by MindCorp free and
clear of all liens, charges and other financial encumbrances;

(J)	the books and records of MindCorp fairly and correctly
set out and disclose in all material respects, in accordance with generally accepted accounting principles, the financial position of MindCorp as at the date hereof, and all material financial transactions of MindCorp relating to its business have been accurately recorded in such books and records;


(K)	the balance sheet of MindCorp as at @, 1999 and the
income statement of MindCorp for the period from @, 1998 to @, 1999 (the "Financial Statements") as attached hereto, present fairly and correctly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of MindCorp as at the date

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                               -4-

thereof and there will not be, prior to the Closing Date, any increase in such liabilities or other material change other than in the ordinary course of business;

(L)	the business of MindCorp has been carried on in the
ordinary and normal course by MindCorp since the date of financial statements;

(M)	MindCorp is not in material default or breach of any
agreements to which it is a party and there exists no state of facts which after notice or lapse of time or both which would constitute a default or breach of any such agreements;

(N)	there are no actions, suits or proceedings pending or
threatened against or affecting MindCorp and the Member is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success;

(O)	MindCorp owns all intellectual property, including
patents, trademarks, copyrights and confidential information, as required to conduct its business in accordance with its business plan and promotional material.

5.	Representations and Warranties of The Company
      ---------------------------------------------

The Company represents and warrants to the Member that:

(A)	the Company is a corporation duly organized, validly
existing and in good standing under the laws of the State of Florida;

(B)	upon issue, the Company Shares will be fully paid and
non-assessable shares in the capital of the Company;

(C)	the authorized capital of the Company consists of
50,000,000 shares of common stock, par value of $0.001 per share (the "Common Stock"), of which 1,000,000 shares of Common Stock have been issued and are outstanding as of the date of this Agreement;

(D)	no person has any option, warrant or other right to
acquire any shares of the Company, except as disclosed in this Agreement;

(E)	the Company does not own any assets;

(F)	the Company does not have any liabilities or
indebtedness to any party;

(G)	the Company is not party to any material agreements;

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                               -5-


(H)	there are no actions, suits or proceedings pending or
threatened against or affecting the Company and the Company is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success

(I)	the shares of Common Stock of the Company are traded on
the NASD OTC Bulletin Board and the Company is in compliance with all applicable United States securities laws.

6.	Conditions Precedent to Closing
      -------------------------------

The Company's obligation to complete the purchase of the Membership Interest is subject to each of the following conditions:

(A)	all representations and warranties of the Member will be
true and correct in all material respects on the Closing
Date;

(B)	there shall have been no material adverse change to the
business of MindCorp between the date of acceptance and the Closing Date;

(C)	the Member will have made the deliveries contemplated in
this offer on the Closing Date;

(D)	all books, accounting records, legal documentation,
financial statements, material contracts relating to MindCorp will have been delivered to the Company prior to or on the Closing Date.

The Member's obligation to complete the sale of the Membership
Interest to the Company is subject to each of the following conditions:

(A)	all representations and warranties of the Company will be
true and correct in all material respects on the Closing
Date;

(B)	the Company will have made the deliveries contemplated in
this offer on the Closing Date.

7.	Closing Deliveries
      ------------------

On the Closing Date, the Member will deliver to the Company:

(A)	all executed documents and assignments necessary to
transfer the Membership Interest held by the Member to the Company;

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                               -6-


(B)	written confirmation by the Member, in his individual
capacity and as an officer of MindCorp, as to the truth and correctness of the representations and warranties of the Member as of the Closing Date;

(C)	all other corporate resolutions, agreements, assignments,
consents and documentation as deemed necessary by the Company's solicitors to give effect to the transactions contemplated by this agreement in accordance with accepted commercial practice.

On the Closing Date, the Company will deliver to each the Member the certificates representing the Company Shares to which the Member is entitled, with the legend contemplated by this Agreement endorsed upon the share certificates.

8. Appointment of Directors
   ------------------------

On completion of the Closing, the following will be appointed the officers and directors of the Company:


(A)  Directors

     Stewart Irvine

     Andrew Zucker

(B)  Officers                   Office
     --------                   ------

     Stewart Irvine             President

     Andrew Zucker              Secretary and Treasurer


9.	Acceptance
      ----------

If the Member wishes to accept this offer, the Member must:

(A) execute this offer where indicated below;

(B) complete all information;

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                               -7-


(C) deliver a copy of the Member's acceptance to the Company by no later than 12:00 p.m. (Pacific Time) on February 1, 1999.

Yours truly,

HHHP, INC.
by its Authorized Signatory:

Per:	\s\ John Xinos
________________________
Director


This offer is accepted and agreed to this  1 day of February, 1999.
                                          ---        --------

MINDCORP, LLC
by its authorized signatory:

\s\ Stewart Irvine
____________________________
STEWART IRVINE, President

- and by  -


\s\ Stewart Irvine
____________________________
STEWART IRVINE
in his personal capacity